                              SEASONS SERIES TRUST
              Supplement to the Statement of Additional Information
                               Dated July 30, 2007



Effective August 3, 2007, Marsh & McLennan Companies Inc. (Marsh), the majority-owner of Putnam Investment Management, LLC ("Putnam"), sold Putnam and its affiliated companies to Great-West Lifeco, Inc.

Any references to Marsh as the majority-owner of Putnam in the Statement of Additional Information should be deleted and replaced with Great-West Lifeco, Inc., a subsidiary of Power Financial Corporation.


Date:  August 10, 2007